SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported) September 30, 2003



                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



          Delaware                                   91-1313292
          --------                                   ----------
(State or other jurisdiction of                   (I.R.S. Employer
 incorporation or organization)                   Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington  98370
               -----------------------------------------------------
               (Address of principal executive offices)   (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626



                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On October 23, 2003 the registrant issued a press release relating to its earnings for the quarter ended September 30, 2003. A copy of that press release is attached hereto as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.       Description
-----------       -----------
99.1              Press release of the registrant dated October 23, 2003


SIGNATURES
----------


Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP


DATE: October 23, 2003           BY: /s/ Thomas M. Ringo
                                     ----------------------------------------
                                     Thomas M. Ringo
                                     Vice President and Chief Financial Officer,
                                     Pope Resources, A Delaware Limited
                                     Partnership, and Pope MGP, Inc., General
                                     Partner